Scudder
Emerging Markets
Growth Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital primarily through equity investment in emerging markets around the globe.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief


o Scudder Emerging Markets Growth Fund provided strong performance during a volatile period in the emerging markets. The Fund's 13.51% return exceeded the negative 9.97% return of the unmanaged IFC Investable Emerging Market Index by a significant margin for the same twelve-month period.

o Positive performance of Egyptian, Polish, and Hungarian positions, as well as an underweighting in troubled Asia, yielded strong results.

o Prospects are encouraging, but the performance of individual markets may diverge greatly in the months ahead. Eastern Europe and the Middle East should continue to shine, while many Asian markets may slump further.



                                Table of Contents

   3  Letter from the Fund's Chairman     23  Notes to Financial Statements
   4  Performance Update                  27  Report of Independent Accountants
   5  Portfolio Summary                   28  Tax Information
   6  Portfolio Management Discussion     29  Shareholder Meeting Results
  10  Glossary of Investment Terms        32  Officers and Directors
  11  Investment Portfolio                33  Investment Products and Services
  19  Financial Statements                34  Scudder Solutions
  22  Financial Highlights

                    2 - Scudder Emerging Markets Growth Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Emerging Markets Growth Fund for the twelve-month period ended October 31, 1997.

     Nineteen ninety-seven appeared to be a banner year for the emerging markets until the Thai baht was devalued on July 2, roiling Southeast Asia. What was initially perceived as a mild contagion spread quickly to markets around the globe, including the United States. While the effects on the region's economy are still being sorted out, the Fund's minimal exposure to the Pacific Basin permitted it to outperform significantly its benchmarks and peers (see page 6).

     Recent events highlight the importance of a sound investment approach that is based on careful diversification. To that end, an investor's portfolio should include exposure to small-cap, foreign, emerging market, and fixed income securities, in addition to large-cap U.S. stocks. Scudder Emerging Markets Growth Fund can serve as an important holding in this type of diversified portfolio, which, when combined with a habit of investing regularly and a long-term perspective, may help many investors meet their investing goals.

     For those of you who are interested in new Scudder products, we have introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 35.

     Thank you for your investment in Scudder Emerging Markets Growth Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Emerging Markets Growth Fund

                    3 - Scudder Emerging Markets Growth Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER EMERGING MARKETS GROWTH FUND
TICKER SYMBOL:    SEMGX
--------------------------------------------
1 Year          $ 11,351    13.51%    13.51%
Life of Fund*   $ 12,156    21.56%    14.08%
--------------------------------------------
IFC EMERGING MARKETS INVESTABLE INDEX
--------------------------------------------
1 Year          $  9,003    -9.97%    -9.97%
Life of Fund*   $  8,711   -12.89%    -9.26%
--------------------------------------------
*The Fund commenced operations on May 8, 1996.
 Index comparisons begin May 31, 1996.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER EMERGING MARKETS GROWTH FUND
Year            Amount
----------------------
5/96*          $10,000
7/96           $10,000
10/96          $10,559
1/97           $12,521
4/97           $12,727
7/97           $13,632
10/97          $11,986

IFC EMERGING MARKETS INVESTABLE INDEX
Year            Amount
----------------------
5/96*          $10,000
7/96           $ 9,454
10/96          $ 9,676
1/97           $10,559
4/97           $10,621
7/97           $11,567
10/97          $ 8,711

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in the emerging markets countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

PERIODS ENDED OCTOBER 31

                               1996*      1997
                             -------    -------
NET ASSET VALUE...........   $12.85     $14.56
INCOME DIVIDENDS..........   $   --     $  .03
FUND TOTAL RETURN (%)**...     7.08      13.51
INDEX TOTAL RETURN (%)....    -3.24      -9.97

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.
**Fund total return does not reflect the effect of applicable redemption fees.

                    4 - Scudder Emerging Markets Growth Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 12% Cash Equivalents)
---------------------------------------------------------------------------
Latin America                      33%
Europe                             29%
Africa                             23%
U.S. & Canada                       5%
Pacific Basin                       3%
Other                               7%
--------------------------------------
                                  100%
--------------------------------------
An underweighting in Asia helped
the Fund avoid the significant downturn
in the region during the period.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 12% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          22%
Consumer Staples                   13%
Communications                     10%
Metals & Minerals                  10%
Construction                        9%
Energy                              9%
Manufacturing                       7%
Consumer Discretionary              5%
Health                              5%
Other                              10%
--------------------------------------
                                  100%
--------------------------------------
The Fund remained broadly
diversified across several
industry sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(14% of Portfolio)
--------------------------------------------------------------------------
1.   TELECOMUNICACOES BRASILEIRAS S.A.
     Telecommunication services in Brazil
2.   ZAGREBACKA BANKA D.D.
     Commercial banking in Croatia
3.   CEMENTOS LIMA S.A.
     Cement producer in Peru
4.   OTP BANK RT
     Commercial bank in Hungary
5.   PLIVA D.D.
     Pharmaceutical company in Croatia
6.   SUEZ CEMENT CO.
     Cement producer in Egypt
7.   MINAS BUENAVENTURA S.A.
     Mining company in Peru
8.   OMNIUM NORD AFRICAINE
     Conglomerate in Morocco
9.   GRABOPLAST RT
     Producer of home improvement materials,
     artificial leather, and book bindings
     in Hungary
10.  AL AHRAM BEVERAGE CO.
     Beverage company in Eqypt

Holdings in Egypt, Poland, and Hungary
were important contributors to the
Fund's outperformance during the period.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                    5 - Scudder Emerging Markets Growth Fund

                         Portfolio Management Discussion

We asked Joyce E. Cornell, lead portfolio manager of Scudder Emerging Markets Growth Fund, to discuss the market environment and the Fund's current investment strategy.

Q: How did the Fund perform for the twelve-month period ended October 31, 1997?

A: The Fund returned 13.51%, which significantly outpaced the negative 9.97% return of the unmanaged IFC Investable Emerging Market Index. Among its peers, the Fund ranked in the top 16% (19th) of 117 emerging market funds according to Lipper Analytical Services for the same twelve-month period.

Q: To what do you attribute the Fund's outperformance?

A: Strong appreciation was delivered by holdings in Egypt, Poland and Hungary, which comprised 27% of portfolio assets. These markets rose, and we were substantially overweight in each. Also contributing to the relative outperformance was our near absence from Malaysia, Indonesia, and Thailand, which declined sharply during the last three months of the period.

On the negative side, our holdings in the Philippines hurt the Fund's performance. The market lost 45.38% in the last three months, and our position, which was less than 5% of porfolio assets, lost half of its value. We believe the Philippines is in fundamentally better shape than its neighbors, but that didn't matter, as panic swept the region.

Q: You just returned from a trip to Bulgaria, Romania, and Russia. What did you find?

A: The big surprise was the attractiveness of Bulgaria. The new government that came in this year appears to be doing all the right things. Hyperinflation has been tamed with a currency board. Predictably, the economy is going through a painful adjustment with GDP (gross domestic product) contracting 10% in the first six months and unemployment rising. However, the light at the end of the tunnel is visible: prices are being freed, removing the burden of government subsidies; government reserves are building to a comfortable level; and a well conceived stock market opened for business in October. The Bulgarians are remarkable for their willingness to privatize whole companies, even permitting foreign majority ownership. This is in contrast to so many other socialist states who sell only pieces of government-run enterprises. Unlike Bulgaria, these countries are reluctant to permit wholesale transformation to private ownership and fail to confront the fact that virtual national bankruptcy means only foreigners have sufficient capital to bring economic health quickly. Bulgaria is truly capital-starved and rapidly developing a market-friendly environment. We believe that combination sets the stage for a high return on capital, and will be an interesting area for potential investments in the future.

Q: What is your read on Russia?

A: Russia is much more problematic. Our conclusion is that the country will eventually "make it" but now there is a huge disconnect between the stock market and the country's derelict industrial base and liquidity-starved economy. Until the government gets its fiscal house in order, the crowding out of the private sector will continue to blight growth prospects. Many companies are largely paid in IOU's or barter or simply never paid at all. Reported earnings are

                    6 - Scudder Emerging Markets Growth Fund meaningless in many cases because they are based on revenue that will largely never be collectable. There are huge deficits in the legal and tax infrastructures that make this a "wild west" for investing. When the market begins to reflect a fundamental connection with the risks and earning potential of listed companies, we will start to invest in Russia. There are some glimpses of hope in the purely private sector, a small sector still, but one with promise if Russia's reform effort stays on track.

Q: With strong performance in Poland, Hungary, Egypt, and Mexico over the period, do these markets have further upside?

A: Our enthusiasm for Poland, Hungary, and Egypt remains. The markets are still inexpensive considering their growth potential and we expect more good performance from these areas in 1998. We also believe Mexico's recovery is strengthening and will continue to be reflected in their stock market. We are overweight in all four markets.

Q: Asia hit a huge pothole during the period. What's the prognosis?

A: The major news in the emerging markets has been the turmoil in Southeast Asia. As the headlines indicate, we think this news is important. It is a linchpin in the strategic thinking embedded in the Fund's portfolio. We have been concerned with the structural problems of this region for some time and have underweighted the Fund's holdings in Asia. Recent developments only serve to reinforce this conclusion. However, we recognize that the situation is in flux. The region has enormous resources and potential, but future government policies are uncertain and the role of investor confidence is unforecastable. In the months ahead, we will be alert to developments in the region, as they may open up future opportunities for the Fund.

 ------------------------------------------------------------------------------

                          What We See Unfolding in Asia
                          -----------------------------

     o Vise-like liquidity crunch to seize much of Asia

     o Banking systems in jeopardy

     o Real GDP growth of Asia may turn negative

     o Money printing will be the likely route out

     o Markets haven't bottomed yet; earnings will drop and P/E's will rise

     o Hong Kong currency peg to US$ a possible casualty

     o Some fallout on global liquidity likely, but Africa, Middle East, and Central Europe look relatively immune
 ------------------------------------------------------------------------------

Q: What caused the crisis in Southeast Asia?

A: The sins of poor policy -- thwarting of market forces, economic patronage, feeble bank regulation, massive investment in uneconomic projects -- are the primary culprits, and are exacting a huge price on Asian growth and stability. Compounding the damage of past sins is the lack of sensible, swift corrective policy action. Even more deleterious are the attempts to manipulate markets. Malaysia's opportunity to avert a full-fledged economic collapse has been

                    7 - Scudder Emerging Markets Growth Fund destroyed by poor policy reactions, which now create the potential for a debacle approaching Thailand's proportions.

Banking systems in Thailand, Malaysia, and Indonesia are in critical condition. Korea may follow as its system, already on the brink, is likely to be further weakened by the fading of Korea's considerable export sales to ASEAN (Association of Southeast Asian Nations) member countries. Failure or severe impairment of banking systems reinforce the odds of economic retrenchment. Without borrowing possibilities to fund investment and working capital, economies shrink. The Philippine system has been severely wounded by fear, but should probably pull through due to much lower lending levels in the economy and superior bank supervision.

Q: Has liquidity, which is important in the emerging markets, been reduced?

A: The disappearance of liquidity is now becoming apparent in the worst-hit economies. Non-performing loans are increasing. Barter payment is growing. Massive discounts are being offered to move inventory. The magnitude of the bail-out necessary for these systems dwarfs the Mexican effort. Even if bail-out money were available, no aware lender is likely to offer it while these countries are in denial, protecting favored projects, not allowing bankruptcies and spending what resources they have left on propping up a failed system, e.g. Thailand and Malaysia. Thailand has seriously impaired its credibility with world lenders by hiding the fact, until the bail-out agreement was signed, that it had squandered nearly all of its reserves on forward currency contracts.

Q:  Is there a way out for these countries?

A: We see two ways out, one proven, the other still on trial. The first is reflation via money printing, the other is to follow the Japanese gradualist approach, which so far has not succeeded. We fear some other Asian countries may try the Japanese route, as it appears to offer less immediate pain. However, without deep pockets as the Japanese have, we think it has little chance of success.

Money printing has already started in Thailand, and we hope other countries join in. Boat-loads of money will be needed and more currency devaluation will follow. However, there would be money around to grease the wheels of the economies; borrowers can pay back their loans in cheap currency; and the banking system can start to recycle money again. As a permanent solution this will only work if reforms are put in place to regulate banks properly and many structural changes are made in the economies so that capital is allocated efficiently in the future. These reforms must include ending monopolies, removing protectionism, ending distorting subsidies and improving government accountability to reduce economic cronyism.

These prescriptions are probably too much for many governments to accept, so we expect most of these countries to reflate, but few will solidify the recovery with a full complement of reforms. No doubt there will be social protest at the coming pain, which will compound the difficulties. To the extent that countries do reform their systems to provide transparent, well regulated, open market environments, confidence and foreign capital will return.

                    8 - Scudder Emerging Markets Growth Fund

Q: How have you managed the portfolio with regard to Asia?

A: We were underweight in Asia for the twelve months and had pretty much exited the region by the end of the period. The weighting is now 3% versus a 43% weight in the IFC Emerging Markets Investable Index. Why have anything there? There can be special situations anywhere, and we are holding on to a few companies with strong exports in hard currencies and some Philippine companies we think will be among the first to rebound.

Q:  What are the promising emerging markets?

A: A number of markets in the Middle East and Africa (excluding South Africa) have been unaffected by the recent turmoil in Asia. In fact, several of these even rose a bit. We believe many of these markets have good appreciation potential because risk has already been properly priced into the markets and their economic fundamentals are good. The realization of substantial risk is still being priced into Asian markets, Brazil and Russia, to mention the notable.

The winners will be those markets where risk is appropriately factored into stock prices and whose companies can produce consistent earnings growth. We think Mexico, Peru, Hungary, Poland, Egypt, Oman, Tunisia, Jordan, Kenya and smaller Eastern European and African markets fit this bill. There are some special situations in India, Brazil, and South Africa that we like as well.

On balance, we are bullish on the opportunities for capital appreciation in the markets in which the Fund is positioned. The key is to be invested in markets with strong earnings growth where risk is already appropriately priced.


                            Scudder Emerging Markets
                          Growth Fund: A Team Approach
                                  to Investing

  Scudder Emerging Markets Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined Scudder in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined Scudder in 1995 and has over ten years of financial industry experience.

                    9 - Scudder Emerging Markets Growth Fund

                          Glossary of Investment Terms


 CURRENCY DEVALUATION        A significant decline of a currency's value
                             relative to other currencies, such as the U.S.
                             dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 FUNDAMENTAL RESEARCH        Analysis of companies based on the projected
                             impact of management, products, sales, and earnings on balance sheets and income statements.
                             Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 LIQUIDITY                   A stock that is liquid has enough shares
                             outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 OVER/UNDER WEIGHTING        Refers to the allocation of assets -- usually by
                             sector, industry, or country -- within a portfolio relative to a benchmark index (i.e. the IFC
                             Investable Emerging Market Index), or an investment universe.

 PRICE-EARNINGS RATIO (P-E) A widely used gauge of a stock's valuation that (ALSO "EARNINGS MULTIPLE") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

 TRANSPARENCY                The degree to which investors can evaluate if a
                             company is managed in the interests of
                             shareholders. Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                   10 - Scudder Emerging Markets Growth Fund

                   Investment Portfolio as of October 31, 1997

                                                                                                   Principal           Market
                                                                                                   Amount ($)         Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.2%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%, to be
  repurchased at $8,849,201 on 11/3/97, collateralized by a $8,863,000 U.S. Treasury Note,                          ------------
  5.125%, 2/28/98 (Cost $8,845,000) ..............................................................  8,845,000         8,845,000
                                                                                                                    ------------

Short Term Notes 7.8%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    ------------
Federal Home Loan Bank Discount Note, 11/3/97 (Cost $16,494,958) ................................. 16,500,000        16,494,958
                                                                                                                    ------------

Convertible Bonds 0.3%
-------------------------------------------------------------------------------------------------------------------------------
Mexico                                                                                                              -----------
Alfa S.A. de C.V., 8%, 9/15/00 (Manufactures various durable goods) (Cost $828,938) ..............    460,000           710,700
                                                                                                                    -----------

                                                                                                      Shares
-------------------------------------------------------------------------------------------------------------------------------
Common Stocks 87.7%
-------------------------------------------------------------------------------------------------------------------------------
Argentina 2.2%
Cresud S.A. Comercial* (Agricultural company dealing in cattle and grains) .......................    569,000         1,041,900
Inversiones y Representaciones S.A. (Real estate developer) ......................................    223,100           750,070
Perez Companc S.A. "B" (Industrial conglomerate) .................................................    159,651         1,000,020
S.A. San Miguel AGICI "B"* (Cultivation and process of lemons and lemon products) ................      9,100           173,005
YPF S.A. "D" (ADR) (Petroleum company) ...........................................................     51,300         1,641,600
                                                                                                                    -----------
                                                                                                                      4,606,595
                                                                                                                    -----------

Australia 0.8%
Orogen Minerals Ltd. (Investment company with controlling interest in Papua New Guinea
  gold and oil companies) ........................................................................    326,300           711,359
Orogen Minerals Ltd. (GDR) .......................................................................     44,400           965,700
                                                                                                                    -----------
                                                                                                                      1,677,059
                                                                                                                    -----------
Botswana 0.7%
Sechaba Investment Trust Co. (Brewery) ...........................................................  1,229,000         1,427,192
Brazil 8.0%                                                                                                         -----------
Aracruz Celulose S.A. "B" (pfd.) (Producer of eucalyptus pulp) ...................................     59,000            90,444
Aracruz Celulose S.A. (ADR) ......................................................................     42,450           636,750
Cia de Eletricidade do Estado de Bahia* (Electric power utility) .................................  2,319,500           126,237
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ............................. 12,280,000           490,108
Companhia Riograndense Telecomunicacoes S.A.* (Telecommunication services) .......................  2,279,000         1,757,132
Companhia Riograndense Telecomunicacoes S.A. Receipts* (b) .......................................     63,578            49,019
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) ........................     55,100         1,074,561
Industrias Klabin de Papel e Celulose S.A. (pfd.) (Producer of paper and paper products,
  newsprint, and cardboard boxes) ................................................................  1,161,000           895,143

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Emerging Markets Growth Fund

                                                                                                                Market
                                                                                             Shares            Value ($)
------------------------------------------------------------------------------------------------------------------------
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) .....................................   11,790,000         2,192,344
Saraiva S.A. (pfd.)* (Book publisher) ...................................................      245,900         1,605,950
Telecomunicacoes Brasileiras S.A. (Telecommunication services) ..........................   43,750,000         3,888,668
Telecomunicacoes de Minas Gerais (voting) (Telecommunication services) ..................       15,530             2,141
Telecomunicacoes de Minas Gerais S.A. "B"* ..............................................          192                17
Telecomunicacoes do Parana S.A. (pfd.) (Telecommunication services) .....................    3,399,668         1,773,119
Telecomunicacoes do Rio Janeiro S.A. (pfd.) (Telecommunication services) ................   15,238,000         1,451,304
Telecomunicacoes do Rio Janeiro S.A. Rights* (b) ........................................      590,837             8,039
Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Non-coated flat products and
  electrolytic galvanized products) .....................................................      137,000           994,149
                                                                                                           -------------
                                                                                                              17,035,125
                                                                                                           -------------

Canada 1.2%
Corriente Resources, Inc.* (Mining and processing of gold, bismuth, tin and
  tungsten in South America) ............................................................      405,900           403,207
Etruscan Enterprises Ltd.* (Exploration and development of gold prospect in Nigeria) ....      119,000           439,068
Gitennes Exploration Inc. Warrants (expire 10/2/98)* (Gold mining in Peru) (b) ..........       54,000           186,214
Interoil Corp.* (Oil exploration in Papua New Guinea) ...................................       78,300           822,150
Kazakhstan Minerals Corp.* (Mineral exploration in Kazakhstan) ..........................       76,700            49,855
Ouraminas Minerals Inc.* (Gold exploration in Brazil) ...................................      290,000            84,365
Seven Seas Petroleum, Inc.* (Oil and gas exploration) ...................................       13,000           227,500
Solitario Resources Corp.* (Precious and base metals exploration company primarily
  in Argentina and Peru) ................................................................      153,600           422,322
                                                                                                           -------------
                                                                                                               2,634,681
                                                                                                           -------------

Chile 3.0%
Chilgener S.A. (ADR) (Electricity generator and supplier) ...............................       17,457           475,703
Enersis S.A. (ADR) (Generator and distributor of electricity in Chile and Argentina) ....       65,300         2,154,900
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor of off-patent
  pharmaceutical products) ..............................................................       26,650           669,581
Sociedad Quimica y Minera de Chile S.A. (ADR) (Producer of fertilizer, iodine and
  industrial chemicals) .................................................................       29,200         1,514,750
Vina Concha y Toro S.A. (ADR) (Wine producer) ...........................................       60,000         1,635,000
                                                                                                           -------------
                                                                                                               6,449,934
                                                                                                           -------------

Croatia 2.8%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................       83,470         1,293,785
Pliva D.D. (GDR) ........................................................................      106,650         1,653,075

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Zagrebacka Banka  (GDR) (Commercial bank) .....................................................   97,400             3,104,625
                                                                                                                  ------------
                                                                                                                     6,051,485
                                                                                                                  ------------

Egypt 11.3%
Al Ahram Beverage Co. (GDR)* (Beverage company) ...............................................   87,200             2,398,000
Al Ahram Beverage Co.* ........................................................................    8,400               231,000
Arab International Construction Co.* (Construction company) ...................................    1,100                28,773
Commercial International Bank (Commercial bank) ...............................................   50,570             1,168,944
Commercial International Bank (GDR) ...........................................................   40,500               880,875
Eastern Tobacco Company (Maker of tobacco products) ...........................................   80,120             2,007,415
Egyptian Financial & Industrial Co. (Fertilizer producer) .....................................   37,150             2,445,731
Egyptian International Pharmaceutical Co. (Pharmaceutical company) ............................   27,400             1,981,014
Helwan Portland Cement Co. (Cement producer) ..................................................   35,100               740,169
International Foods Co.* (Food producer) ......................................................   34,000               829,390
Madinet Nasser City Housing Co. (Real estate development company) .............................   30,170             2,083,659
Misr International Bank (Bank) ................................................................   10,886             1,823,665
North Cairo Mills, Ltd. (Flour producer) ......................................................   26,600             1,157,032
Olympic Group Financial* (Egyptian household appliance manufacturer) ..........................  223,000             1,063,060
Suez Cement Co. (Cement producer) .............................................................   99,677             2,182,494
Suez Cement Co. (GDR) .........................................................................   32,600               676,450
Torrah Portland Cement Co. (Cement producer) ..................................................   90,305             2,468,292
                                                                                                                  ------------
                                                                                                                    24,165,963
                                                                                                                  ------------

France 1.2%
Bouygues Offshore S.A. (Offshore and onshore oil and gas production construction and
  maintenance services) .......................................................................   53,000             2,512,981
                                                                                                                  ------------

Ghana 0.3%
Social Security Bank Ltd.* (Full service commercial bank) .....................................  804,000               606,148
                                                                                                                  ------------

Hong Kong 0.0%
Moulin International Holding Ltd. Warrants (expire 10/16/99)* (Manufacturer of optical
  products) ...................................................................................  249,208                 5,447
                                                                                                                  ------------

Hungary 5.8%
Graboplast Rt (Producer of home improvement materials, artificial leather and book bindings) ..   41,529             2,239,795
Graboplast Rt (GDR)* ..........................................................................   45,800               395,025
Matav Rt* (Telecommunication services) ........................................................    2,700             1,199,630
Mezogep Rt* (Automobile parts manufacturer) ...................................................    6,000               166,269
OTP Bank Rt (Savings and commercial bank) .....................................................   84,100             2,678,275
OTP Bank Rt (GDR)* ............................................................................   10,900               339,263

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pannonplast Rt (Manufacturer of plastic products from PVC, polypropylene, polyethylene
  and other raw materials) ....................................................................   32,757             1,800,175
Pick Szeged Rt (Sausage maker) ................................................................   18,000             1,479,313
Richter Gedeon Rt (Pharmaceutical company) ....................................................   21,100             1,940,006
                                                                                                                  ------------
                                                                                                                    12,237,751
                                                                                                                  ------------

India 1.5%
Ashok Leyland Ltd. (GDR) (Manufacturer of medium and heavy duty commercial vehicles) ..........   44,000               185,900
Bharat Petroleum Corp., Ltd (Oil exploration and refining, manufacturer of petroleum
products) .....................................................................................   33,500               401,600
HDFC Bank Ltd. (Corporate banking and financial services) .....................................1,016,500             2,270,876
Hindustan Petroleum Corp., Ltd (Oil refining, manufacturer of petroleum products) .............    7,200                94,530
ICICI Banking Corp.* (Bank) ...................................................................  140,000               187,657
                                                                                                                  ------------
                                                                                                                     3,140,563
                                                                                                                  ------------

Indonesia 0.7%
HM Sampoerna (Foreign registered) (Tobacco company) ...........................................  254,000               442,122
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) .....................1,713,180               653,432
London Sumatra Indonesia (Producer of palm oil, cocoa, coffee and tea) ........................  350,300               376,536
Panin Bank Warrants (expire 06/26/00)* (Bank) (b) .............................................  145,714                 3,638
                                                                                                                  ------------
                                                                                                                     1,475,728
                                                                                                                  ------------

Israel 0.2%
Makhteshim Chemical Works* (Chemical producer) ................................................   74,100               458,593
                                                                                                                  ------------
Jordan 0.7%
Arab Potash Co. (Salt and chemical producer) ..................................................   47,400               410,289
Dar Al Dawa Development & Investment Co.* (Pharmaceutical company) ............................   37,900               302,453
The Housing Bank (Residential construction finance) ...........................................  113,850               810,811
                                                                                                                  ------------
                                                                                                                     1,523,553
                                                                                                                  ------------

Kenya 1.1%
East African Portland Cement Co. (Cement producer) (b) ........................................  290,000               158,544
Firestone East Africa Ltd. (Tire manufacturer) ................................................  930,000               312,324
Sasini Tea & Coffee Ltd. (Tea and coffee grower and processor) (b) ............................  925,000             1,358,169
Uchimi Supermarket Ltd. (Supermarket operator) ................................................  930,000               537,488
                                                                                                                  ------------
                                                                                                                     2,366,525
                                                                                                                  ------------

Lebanon 1.2%
Banque Libanaise pour le Commerce SAL (GDR)* (Commercial bank) ................................  115,000             2,541,500
                                                                                                                  ------------
Malaysia 0.1%
PPB Oil Palms Berhad* (Refiner and marketer of palm oils and related products) ................  191,000               189,081
                                                                                                                  ------------
Mexico 8.8%
Consorcio ARA, S.A. de C.V.* (Low-income housing developer) ...................................  253,000               930,436

    The accompanying notes are an integral part of the financial statements.


                   14 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Empresa ICA Sociedad Controladora S.A. (Construction company) ...........................        404,600               903,405
Fomento Economico Mexicano, S.A. de C.V. "B" (Producer of beer and soft drinks) .........        370,000             2,606,567
Gruma S.A. de C.V.* (Producer and distributor of corn flour) ............................        174,400               683,023
Grupo Elektra, S.A. de C.V. "B" (Consumer electronics and appliances retail stores) .....        738,700             1,005,514
Grupo Financiero Banamex-Accival, S.A. de C.V. "B"* (Bank) ..............................        839,200             1,663,370
Grupo Financiero Inbursa, S.A. de C.V. "B" (Brokerage, insurance, banking and
  leasing services) .....................................................................         87,300               307,504
Grupo Industrial Alfa S.A. "A" (Conglomerate: steel, petrochemicals, packaged food) .....        241,500             1,764,752
Grupo Industrial Maseca S.A. de C.V. "B" (Food producer) ................................        391,000               378,161
Grupo Mexico S.A. "L" (Mineral mining, including silver, copper, zinc, gold and coal) ...        242,000               716,609
Grupo Radio Centro S.A. de C.V. (Owner and operator of radio stations) ..................        555,900               862,890
Grupo Radio Centro S.A. de C.V. .........................................................         83,200             1,060,800
Industrias Penoles S.A. (Exploration and marketing of minerals and non-ferrous metals
  such as lead, zinc and silver) ........................................................        503,700             1,999,764
Organizacion Soriana S.A. "A" de CV (Retailer) ..........................................        221,100               736,560
TV Azteca, S.A. de C.V. (ADR)* (Owner and operator of national television networks) .....        104,900             2,006,213
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) .................         24,400             1,055,300
                                                                                                                  ------------
                                                                                                                    18,680,868
                                                                                                                  ------------

Morocco 2.0%
Maghrebail (Real estate leasing, maintenance and insurance) .............................          1,599                85,605
Omnium Nord Africaine (Conglomerate) ....................................................         29,900             2,717,463
Societe Nationale d'Investissements (Conglomerate, various joint ventures) ..............          6,000               530,075
WAFABANK (Commercial bank) ..............................................................         10,707               999,161
                                                                                                                  ------------
                                                                                                                     4,332,304
                                                                                                                  ------------

Oman 2.9%
Bank Muscat Al Ahla Al Omani (Commercial bank) ..........................................         68,500             1,823,891
National Bank of Oman Ltd. (Commercial bank) ............................................         84,200             2,298,789
Oman Alliance Bank* (Commercial bank) ...................................................         90,000               551,746
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey, investing in the Middle East) ......         79,500             1,530,375
                                                                                                                  ------------
                                                                                                                     6,204,801
                                                                                                                  ------------

Peru 6.8%
CPT Telefonica del Peru S.A. (ADR) (Telecommunication services) .........................         14,100               278,475
Cementos Lima S.A. "T" (Cement producer) ................................................        148,477             3,090,991
Compania Peruana de Telefonos S.A. "B" (Public and cellular telephone services) .........        698,000             1,391,371
Edegel S.A. "B" (Electric power utility) ................................................      3,307,637             1,401,541
Enrique Ferreyros y Cia. (Machinery manufacturer) .......................................      2,119,312             2,186,468
Luz del Sur S.A. "B" (Electric power distributor) .......................................        917,500             1,122,366

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Minas Buenaventura S.A. "A" (Mining company) ............................................        312,500             2,717,391
Minas Buenaventura S.A. (ADR) ...........................................................          7,300               130,944
Minera Milpo "T" (Mining company) .......................................................        135,885               945,287
Peru Pacifico* (Food producer) ..........................................................      1,094,913             1,133,642
Volcan Compania Minera S.A. "T" (Mining company) ........................................         15,900                93,736
                                                                                                                  ------------
                                                                                                                    14,492,212
                                                                                                                  ------------

Philippines 1.1%
Aboitiz Equity Ventures Inc. (Conglomerate: electricity, infrastructure, shipbuilding) ..     14,818,000               484,877
C & P Homes, Inc. (Home construction company) ...........................................      1,538,700               115,023
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ....      5,487,750             1,083,618
Ionics Circuit Inc. (Manufacturer of electronic components) .............................        348,750               204,134
Metropolitan Bank and Trust Company (Commercial bank and trust company) .................         43,804               302,736
Mondragon International Philippines, Inc. (Wholesale and direct selling of clothing,
  housewares and homecare products) .....................................................      3,003,600               162,677
                                                                                                                  ------------
                                                                                                                     2,353,065
                                                                                                                  ------------

Poland 10.0%
Amica* (Manufacturer of home appliances) ................................................        106,522             2,002,063
Bank Przemyslowo Handlowy (Bank) ........................................................         24,698             1,296,911
Bydgoska Fabryka Kabli S.A.* (Manufacturer of cables, wires and insulating materials) ...        226,750             1,854,340
Cersanit SA* (Manufacturer of ceramic sanitary products) (b) ............................         17,500               954,089
Computerland Poland S.A.* (Provider of computer services and systems) ...................         76,300             1,357,418
Debica S.A. "A" (Tire manufacturer) .....................................................         62,500             1,649,928
ITI Group S.A.* (Telecommunication services) (b) ........................................          8,315             1,954,025
Jelfa* (Pharmaceutical company) .........................................................         10,200               210,732
Kutnowskie Zaklady Farmaceutyczne Polfa S.A.* (Producer of pharmaceuticals, veterinary
  medicines, food components) ...........................................................         49,700             1,454,634
Mostostal Zabrze Holding S.A. (Construction company) ....................................        271,100             1,493,578
Poland Privatization Voucher* (Exchangeable into shares of National Investment Funds) ...         18,100               690,760
Powszechny Bank Kredytowy S.A.* (Commercial bank) .......................................         10,000               215,208
RP Telecom* (Telecommunication services) (b) ............................................         96,742             1,934,840
RP Telecom "O"* (b) .....................................................................          8,729               174,580
RP Telecom "P"* (b) .....................................................................          7,330               146,600
Wielkopolski Bank Kredytowy S.A. (Commercial bank) ......................................        453,800             2,408,981
Zaklady Metali Lekkich Kety* (Manufacturer of aluminum casting alloys and products) .....         98,300             1,359,558
                                                                                                                  ------------
                                                                                                                    21,158,245
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Portugal 2.9%
Cimentos de Portugal S.A. (Manufacturer of cement, ready mix concrete and aggregates) .....       34,100               862,923
Electricidade de Portugal (Generates, transmits and distributes electricity in Portugal) ..      109,000             1,915,326
Portugal Telecom SA (Telecommunication services) ..........................................       52,300             2,145,832
Semapa S.A. (Cement producer) .............................................................       51,700             1,193,642
                                                                                                                  ------------
                                                                                                                     6,117,723
                                                                                                                  ------------

Romania 0.5%
Societe Generale Romania Fund* (Investment company) .......................................        9,400               963,500
                                                                                                                  ------------
Slovenia 0.2%
BTC (GDR)* (Property management) ..........................................................       57,000               484,500
                                                                                                                  ------------
South Africa 1.5%
Energy Africa Ltd.* (Oil and gas exploration and production) ..............................      203,133             1,065,125
Sasol Ltd. (Coal mining and processing, crude oil exploration and refining,
  petrochemical production) ...............................................................      184,200             2,218,586
                                                                                                                  ------------
                                                                                                                     3,283,711
                                                                                                                  ------------

Switzerland 0.3%
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ................................          715               575,246
                                                                                                                  ------------
Taiwan 0.1%
Kee Tai Properties Co., Ltd. (Sale and leasing of residential and commercial buildings) ...      105,300               154,463
                                                                                                                  ------------
United Kingdom 1.4%
African Lakes Corp. PLC* (Motor trading, agriculture, mining, engineering, computer
  supplies and general trading) ...........................................................      869,928               751,631
James Finlay PLC (Tea producer) ...........................................................      899,000             1,809,903
Reunion Mining PLC* (Mineral exploration and copper production) ...........................      203,000               326,950
                                                                                                                  ------------
                                                                                                                     2,888,484
                                                                                                                  ------------

United States 3.6%
Aramex International Ltd.* (Express delivery and freight forwarding in the Mideast
and India) ................................................................................       35,700               548,888
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) ...............      111,600             2,245,950
Diamond Offshore Drilling, Inc. (Offshore oil and gas well drilling) ......................       30,700             1,911,075
Santa Fe International Corp. (International offshsore and land contract driller) ..........       24,500             1,205,094
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ..........       44,400             1,737,150
                                                                                                                  ------------
                                                                                                                     7,648,157
                                                                                                                  ------------

Zimbabwe 2.8%
Delta Corp., Ltd. (Brewery) ...............................................................      688,820               973,406
Meikles Africa Ltd. (GDR) (Hotel operator) ................................................      965,400             1,954,935
National Merchant Bank of Zimbabwe Ltd (Commercial bank) ..................................      342,500               811,725
Tanganda Tea Co., Ltd. (Tea producer and distributor) .....................................    1,205,000               657,488

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Emerging Markets Growth Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wankie Colliery Co., Ltd. (Coal mining at Hwange) .........................................    1,965,000             1,079,882
Zimbabwe Sun (Operator of hotels and other tourist facilities) ............................    1,212,392               454,498
                                                                                                                  ------------
                                                                                                                     5,931,934
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $181,470,799)                                                                            186,375,117
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $207,639,695) (a)                                                        212,425,775
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $208,926,650. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,499,125. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $24,266,168 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $20,767,043.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $6,927,757 (3.15% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $6,534,693. These securities may also have certain restrictions as to resale.

*     Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Emerging Markets Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $207,639,695) .................    $ 212,425,775
                 Cash ..................................................................            1,010
                 Foreign currency, at value (identified cost $554,092) .................          542,923
                 Receivable for investments sold .......................................        9,234,102
                 Dividends and interest receivable .....................................          138,269
                 Receivable for Fund shares sold .......................................          123,220
                 Foreign taxes recoverable .............................................            9,875
                 Deferred organization expenses ........................................           21,449
                 Other assets ..........................................................            1,269
                                                                                            ----------------
                 Total assets ..........................................................      222,497,892

Liabilities
------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................        1,547,429
                 Payable for Fund shares redeemed ......................................          536,667
                 Accrued management fee ................................................          245,754
                 Other payables and accrued expenses ...................................          543,561
                                                                                            ----------------
                 Total liabilities .....................................................        2,873,411
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 219,624,481
               ---------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distribution in excess of net investment income ...........         (474,763)
                 Unrealized appreciation (depreciation) on:
                    Investment securities ..............................................        4,786,080
                    Foreign currency related transactions ..............................          (20,343)
                 Accumulated net realized loss .........................................         (699,642)
                 Paid-in capital .......................................................      216,033,149
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 219,624,481
               ---------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($219,624,481 /
                    15,080,532 shares of capital stock outstanding, $.01 par value,         ----------------
                    100,000,000 shares authorized) .....................................           $14.56
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                    19 - Scudder Emerging Markets Growth Fund

                             Statement of Operations
                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $198,340) ..................   $   3,104,094
                 Interest ...............................................................         820,761
                                                                                           -----------------
                                                                                                3,924,855
                                                                                           -----------------

                 Expenses:
                 Management fee .........................................................       2,342,072
                 Custodian and accounting fees ..........................................         989,541
                 Services to shareholders ...............................................         743,989
                 Directors' fees and expenses ...........................................          64,633
                 Registration fees ......................................................          58,279
                 Auditing ...............................................................          56,130
                 Reports to shareholders ................................................          58,625
                 Legal ..................................................................          14,602
                 Amortization of organization expense ...................................           6,106
                 Other ..................................................................          12,101
                                                                                           -----------------
                 Total expenses before reductions .......................................       4,346,078
                 Expense reductions .....................................................        (617,962)
                                                                                           -----------------
                 Expenses, net ..........................................................       3,728,116
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                            196,739
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized loss from:
                 Investments ............................................................         (95,234)
                 Foreign currency related transactions (net of CPMF tax $65,329) ........        (456,541)
                                                                                           -----------------
                                                                                                 (551,775)
                                                                                           -----------------

                 Net unrealized appreciation (depreciation) during the period on:
                 Investments (net of India tax $67,289) .................................       3,174,568
                 Foreign currency related transactions ..................................         (18,865)
                                                                                           -----------------
                                                                                                3,155,703
               ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            2,603,928
               ---------------------------------------------------------------------------------------------
               ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   2,800,667
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    20 - Scudder Emerging Markets Growth Fund

                       Statement of Changes in Net Assets

                                                                                              For the Period
                                                                                               May 8, 1996
                                                                                              (commencement
                                                                                 Year               of
                                                                                 Ended        operations) to
                                                                              October 31,      October 31,
Increase (Decrease) in Net Assets                                                1997              1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) .............................    $   196,739      $   (55,079)
                 Net realized loss ........................................       (551,775)        (615,373)
                 Net unrealized appreciation on investment transactions
                    during the period .....................................      3,155,703        1,610,034
                                                                            ---------------- -----------------
                 Net increase in net assets resulting from operations .....      2,800,667          939,582
                                                                            ---------------- -----------------
                 Distributions to shareholders from net investment income .       (178,523)              --
                                                                            ---------------- -----------------
                 Fund share transactions:
                 Proceeds from shares sold ................................    195,752,276       76,964,590
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions ............................        144,724               --
                 Cost of shares redeemed ..................................    (55,248,506)      (2,135,475)
                 Redemption fees ..........................................        560,150           23,796
                                                                            ---------------- -----------------
                 Net increase in net assets from Fund share transactions ..    141,208,644       74,852,911
                                                                            ---------------- -----------------
                 Increase in net assets ...................................    143,830,788       75,792,493
                 Net assets at beginning of period ........................     75,793,693            1,200
                 Net assets at end of period (including accumulated
                 distributions in excess of net investment income $474,763  ---------------- -----------------
                 and net investment loss of $124,716, respectively) .......   $219,624,481     $75,793,693
                                                                            ---------------- -----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period                       5,896,839              100
                                                                            ---------------- -----------------
                 Shares sold                                                    12,807,944        6,064,272
                 Shares issued to shareholders in reinvestment of                   10,595               --
                 distributions
                 Shares redeemed                                                (3,634,846)        (167,533)
                                                                            ---------------- -----------------
                 Net increase in Fund shares                                     9,183,693        5,896,739
                                                                            ---------------- -----------------
                 Shares outstanding at end of period                            15,080,532        5,896,839
                                                                            ---------------- -----------------

    The accompanying notes are an integral part of the financial statements.


                    21 - Scudder Emerging Markets Growth Fund

                              Financial Highlights


The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                   For the Period
                                                                                                     May 8, 1996
                                                                                      Year       (commencement) of
                                                                                      Ended        operations) to
                                                                                   October 31,       October 31,
                                                                                       1997            1996
------------------------------------------------------------------------------------------------------------------------------
                                                                                 ---------------------------------------------
Net asset value, beginning of period ..........................................       $12.85           $12.00
                                                                                 ---------------------------------------------
Income from investment operations: ............................................          .02             (.02)
Net investment income (loss)
Net realized and unrealized gain on investments ...............................         1.67              .86
                                                                                 ---------------------------------------------
Total from investment operations ..............................................         1.69              .84
                                                                                 ---------------------------------------------
Less distributions from net investment income .................................         (.03)              --
Redemption fees ...............................................................          .05              .01
                                                                                 ---------------------------------------------
Net asset value, end of period ................................................       $14.56           $12.85
                                                                                 ---------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) (d) ......................................................        13.51             7.08**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................          220               76
Ratio of operating expenses, net to average daily net assets (%) ..............         2.00             2.00*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) .................................................................         2.33             3.79*
Ratio of net investment income (loss) to average daily net assets (%) .........          .11             (.32)*
Portfolio turnover rate (%) ...................................................         61.5             19.5*
Average commission rate paid (b) ..............................................       $.0013           $.0006

(a)   Based on monthly average of shares outstanding during the period.
(b)   Average commission rate paid per share of common and preferred stocks.
(c)   Total return is higher due to maintenance of the Fund's expenses.
(d) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized


                    22 - Scudder Emerging Markets Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund ("the Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                    23 - Scudder Emerging Markets Growth Fund

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Taxation. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $370,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004, the expiration date, whichever occurs first.

Effective January 23, 1997, the Fund is also subject to a .20% Contribuicao Provisoria sobre Movimentacoes Financeiras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. This tax has been reported as part of the net realized gain
(loss) on foreign currency related transactions.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                    24 - Scudder Emerging Markets Growth Fund

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $213,455,841 and $102,511,952, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1998, in order to maintain the annualized expenses of the Fund at not more than 2.00% of average daily net assets. For the year ended October 31, 1997, the Adviser did not impose a portion of its management fee amounting to $617,962, and the amount imposed amounted to $1,724,110.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997 the amount charged by SSC aggregated $480,002, of which $42,661 is unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $136,201.


                    25 - Scudder Emerging Markets Growth Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $41,624, of which $5,496 is unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $178,487, of which $34,622 is unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $64,633.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                    26 - Scudder Emerging Markets Growth Fund

                        Report of Independent Accountants

To the Board of Directors of International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Emerging Markets Growth Fund, including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period May 8, 1996 (commencement of operations) to October 31, 1996, and the financial highlights for the year ended October 31, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period May 8, 1996 (commencement of operations) to October 31, 1996 and the financial highlights for the year ended October 31, 1997 and for the period May 8, 1996 (commencement of operations) to October 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 17, 1997


                    27 - Scudder Emerging Markets Growth Fund

                                 Tax Information

The Fund paid foreign taxes of $198,340 and the Fund recognized $515,442 of foreign source income during the fiscal year ended October 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.01315 per share of foreign taxes and $.03418 of income from foreign sources as having been paid in the fiscal year ended October 31, 1997, respectively.


                    28 - Scudder Emerging Markets Growth Fund

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Emerging Markets Growth Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below.) With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.

                                                     Number of Votes:
                                                     ----------------

                   Director                   For                      Withheld
                   --------                   ---                      --------

      Paul Bancroft III                    8,485,231                   224,914

      Sheryle J. Bolton                    8,482,415                   227,730

      William T. Burgin                    8,485,269                   224,876

      Thomas J. Devine                     8,480,316                   229,829

      Keith R. Fox                         8,488,091                   222,054

      William H. Gleysteen, Jr.            8,477,231                   232,914

      William H. Luers                     8,481,631                   228,514

      Wilson Nolen                         8,483,572                   226,573

      Daniel Pierce                        8,484,766                   225,379

      Kathryn L. Quirk                     8,482,038                   228,107


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For            Against           Abstain          Broker Non-Votes*
          ---            -------           -------          -----------------

       8,384,334         207,247           118,564                98,188

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

          For            Against           Abstain           Broker Non-Votes*
          ---            -------           -------           -----------------

       8,268,279         426,626           228,693                   0


                   29 - Scudder Emerging Markets Growth Fund

4. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  Diversification                   8,034,053            312,203              265,701              98,188

       4.2  Borrowing                         7,959,915            384,810              267,232              98,188

       4.3  Senior securities                 7,984,239            358,780              268,938              98,188

       4.4  Purchase of physical              7,983,542            362,159              266,256              98,188
            commodities

       4.5  Concentration                     7,988,834            357,407              265,716              98,188

       4.6  Underwriting of securities        7,984,571            361,251              266,135              98,188

       4.7  Investment in real estate         7,989,300            356,891              265,766              98,188

       4.8  Lending                           7,975,819            328,856              307,282              98,188


5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         8,453,635                    98,033                    158,477


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                   30 - Scudder Emerging Markets Growth Fund

                                    This Page
                                  intentionally
                                   left blank.

                   31 - Scudder Emerging Markets Growth Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School ofBusiness

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.

                   32 - Scudder Emerging Markets Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                    33 - Scudder Emerging Markets Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    34 - Scudder Emerging Markets Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                    35 - Scudder Emerging Markets Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]